Note 6 - Other Income, Net	12 Months Ended
Dec. 31, 2024
Notes to Financial Statements
Other Income and Other Expense Disclosure [Text Block]
6.	Other income, net

	2024	2023

Gain on sale of building asset	-	(4,351)
Other income	(3,239)	(1,459)
	$(3,239)	$(5,810)

During the second quarter of the prior year, the Company sold a building in South Florida for proceeds of $7,350. The pre-tax gain on the sale was $4,351. The sale was in the FirstService Residential segment.